Exhibit 10.1

September 10, 2026

To:

Comtrafo Indústria de Transformadores Elétricos S.A.

Irineu Minato, Stockholder Representative

Re: Amendment No. 2 to Stock Exchange Agreement

Dear Irineu:

Reference is made to that certain Stock Exchange Agreement by and among Comtrafo Indústria de Transformadores Elétricos S.A. (the “Company”), Mardin Participações Ltda. (the “Buyer”), the Stockholders, and the other parties named therein, as amended by Amendment No. 1 to Stock Exchange Agreement dated January 29, 2026 (the “Agreement”). Capitalized terms used but not otherwise defined herein (this “Amendment No. 2”) have the meanings given to them in the Agreement.

The Parties desire to amend Section 1.6 of the Agreement, as set forth below, to, among other things, extend the period included in the definition of ‘First Performance Period,’ at the request of the Stockholders.

1.	Amendment to Definitions

(a)	Section 1.6(b)(vi) of the Agreement is hereby amended and restated to read in full as follows:

(vi) “First Performance Period” means the period from January 1, 2026 through and including December 31, 2026.

(b)	Section 1.6(b)(x) of the Agreement is hereby amended and restated to read in full as follows:

(x)          “Second Performance Period” means the period from January 1, 2027 through and including December 31, 2027.

(c)	Section 1.6(b)(xiii) of the Agreement is hereby amended and restated to read in full as follows:

(xiii) “Third Performance Period” means the period from January 1, 2028 through and including December 31, 2028.

2.	No Change to Other Provisions

For the avoidance of doubt, (i) this Amendment No. 2 is intended only to address the matters described above; and (ii) nothing in this Amendment No. 2 changes the time as of which any representation, warranty, or covenant in the Agreement is made or deemed made.

3.	Miscellaneous

This Amendment No. 2 shall be deemed to form part of, and be incorporated into, the Agreement. From and after the date hereof, any reference to the “Agreement” shall be deemed to be a reference to the Agreement as amended by this Amendment No. 2. Except as expressly amended hereby, the Agreement shall remain in full force and effect in accordance with its terms. In the event of any conflict between the terms of this Amendment No. 2 and the Agreement, the terms of this Amendment No. 2 shall control. This Amendment No. 2 shall be governed by, and construed in accordance with, the laws governing the Agreement. This Amendment No. 2 may be executed in counterparts (including by electronic or .pdf signature), each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 2 as of the date first written above.

STOCKHOLDER REPRESENTATIVE

Signature: /s/ Irineu Minato

Printed Name: Irineu Minato

Date: 11-set-2026 | 08:28:23 BRT

MARDIN PARTICIPAÇÕES LTDA.

Signature: /s/ Felipe Gabriel Machado Cargnin /s/ Marco Antônio Junqueira de Arantes

Printed Name: Felipe Gabriel Machado Cargnin Marco Antônio Junqueira de Arantes

Date: 11-Sep-2026 | 07:00:17 PDT

COMTRAFO INDÚSTRIA DE TRANSFORMADORES ELÉTRICOS

Signature: /s/ Ademar Minato /s/ Irineu Minato

Printed Name: Ademar Minato Irineu Minato

Date: 11-set-2026 | 08:28:23 BRT